Exhibit 99.2

Execution Version

FORM OF OFFICER VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of July     , 2021, by and among Learning Technologies Group plc, a public limited company incorporated in England and Wales (“Parent”), Learning Technologies Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“US Holdco”), Gravity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of US Holdco (“Merger Sub”) and the individual or entity whose name appears in the signature block to this Agreement (the “Stockholder”).

RECITALS

WHEREAS, in connection with and concurrently with the execution of this Agreement, GP Strategies Corporation, a Delaware corporation (the “Company”), Parent, US Holdco and Merger Sub are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive the Merger Consideration as specified in the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the Beneficial Owner (as defined herein) of such Stockholder’s Existing Shares (as defined herein);

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder enter into this Agreement and abide by the covenants and obligations contained herein with respect to such Stockholder’s Covered Shares (as defined herein); and

WHEREAS, the Board of Directors of the Company has adopted the Merger Agreement and approved the transactions contemplated thereby, understanding that the execution and delivery of this Agreement by the Stockholder, together with the voting and support agreements concurrently entered into by certain other stockholders of the Company (collectively, the “Covered Stockholders”), is a material inducement and condition to Parent’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Parent, US Holdco, Merger Sub and the Stockholder, intending to be legally bound, hereby agree as follows:

ARTICLE I

GENERAL

1.1    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. The following capitalized terms shall have the respective meanings set forth below:

“Affiliate” when used with respect to any Person, means any other Person who is an “affiliate” of that first Person within the meaning of Rule 405 promulgated under the Securities Act; provided however in no event shall the Company or any of its Subsidiaries or “controlled” Affiliates be deemed to be an Affiliate of the Stockholder.

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the 1934 Act. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning. For the avoidance of doubt, none of Parent, US Holdco or Merger Sub shall be deemed to be the Beneficial Owner of any Company Common Stock by virtue of this Agreement or the Merger Agreement.

“Covered Shares” means the Stockholder’s Existing Shares, (i) together with any shares of Company Common Stock or other capital stock of the Company and any shares of Company Common Stock or other capital stock of the Company issuable upon the conversion, exercise or exchange of securities that are as of the relevant date securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other capital stock of the Company, in each case that the Stockholder has or acquires Beneficial Ownership of on or after the date hereof and over which the Stockholder has sole voting power (ii) less any shares disposed of pursuant to a Permitted Transfer.

“Existing Shares” means the shares of Company Common Stock set forth opposite the Stockholder’s name on Schedule 1.A hereto.

“Fundamental Amendment” means any amendment, modification, change or waiver to any provision of the Merger Agreement that (i) changes the form or amount of the consideration payable with respect to the Covered Shares pursuant the Merger Agreement (other than adjustments in accordance with the terms of the Merger Agreement as of the date hereof) in a manner adverse to the Stockholder or (ii) materially amends or waives any other terms and conditions of the Merger Agreement in a manner adverse to the Stockholder.

“Lien” means any mortgage, deed of trust, security interest, pledge, lien, charge, encumbrance, hypothecation, lease, sublease.

“Permitted Transfer” means (a) a Transfer of Covered Shares by the Stockholder to an wholly owned Affiliate of such Stockholder or (b) if the Stockholder is an individual, a Transfer of Covered Shares (i) to any member of such Stockholder’s immediate family or to a trust for the benefit of such Stockholder and/or any member of such Stockholder’s immediate family or (ii) upon the death of such Stockholder pursuant to the terms of any trust or will of such Stockholder or by the laws of intestate succession, provided that (x) in the case of clause (a), such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer and prior to the termination of this Agreement, and (y) in the case of both clauses (a) and (b), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to such Covered Shares, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of itself and such Covered Shares as such Stockholder shall have made hereunder.

“Term” means the period from the date hereof until the termination of this Agreement in accordance with its terms.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (including by merger (including by conversion into securities or other consideration), division, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, Lien, hypothecation or similar disposition of (including by merger, division, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

2.1    Agreement to Vote.

(a)    The Stockholder hereby irrevocably and unconditionally agrees that during the Term, at the Company Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, such Stockholder shall, in each case to the fullest extent that the Covered Shares of such Stockholder are entitled to vote thereon or consent thereto:

(i)    appear at each such meeting or otherwise cause the Covered Shares called to vote upon to be counted as present thereat for purposes of establishing a quorum; and

(ii)    vote (or cause to be voted), in person or by proxy, all of such Covered Shares (A) in favor of (1) the adoption and approval of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement and (2) any proposal to adjourn or postpone any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company to a later date if either there is not a quorum or there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters; (B) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement, if requested by Parent in writing at least four (4) Business Days prior to the applicable vote; and (C) against any Acquisition Proposal and against any other action, agreement or transaction involving the Company or any of its Subsidiaries that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by such Stockholder of its obligations under this Agreement, including (1) any extraordinary corporate transaction, such as a merger, consolidation, share exchange or other business combination involving the Company or a Subsidiary of the Company; (2) a sale, lease or transfer of a material amount of assets of the Company or a Subsidiary of the Company or any reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or a Subsidiary of the Company; or (3) any change in the present capitalization of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws.

(b)    The Stockholder hereby (i) waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Section 262 of the DGCL) in connection with the Merger and (ii) agrees (A) not to commence or participate in and (B) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, US Holdco, Merger Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of the Company Board in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby.

(c)    Notwithstanding anything in this Section 2.1 to the contrary, the Stockholder shall not be required to vote or consent (or cause to be voted or consented) any of its Covered Shares in favor of any Fundamental Amendment.

2.2    No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time while the Merger Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares of such Stockholder, (b) has not granted, and shall not grant at any time while the Merger Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Shares of such Stockholder (except pursuant to Section 2.3 or pursuant to any irrevocable proxy card in form and substance reasonably satisfactory to Parent delivered to the Company directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.1) and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement; provided, however, that this Section 2.2 shall not preclude such Stockholder from Transferring Covered Shares pursuant to a Permitted Transfer or taking any action permitted under the last sentence of Section 4.1. The Stockholder hereby represents that all proxies, powers of attorney, instructions or other requests given by such Stockholder prior to the execution of this Agreement in respect of the voting of such Stockholder’s Covered Shares, if any, are not irrevocable and such Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to such Stockholder’s Covered Shares.

2.3    Irrevocable Proxy. The Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any Person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to vote the Covered Shares Beneficially Owned by such Stockholder solely to the extent and in accordance with Section 2.1 during the term of this Agreement at the Company Stockholders Meeting and at any annual or special meetings of stockholders of the Company (or adjournments or postponements thereof) prior to the termination of this Agreement in accordance with Section 5.1 at which any of the matters described in Section 2.1 is to be considered; provided, however, that such Stockholder’s grant of the proxy contemplated by this Section 2.3 shall be effective if, and only if, such Stockholder fails to be counted as present, to consent or to vote such Stockholder’s Covered Shares, as applicable, in accordance with this Agreement or has not delivered to the Secretary of the Company at least two (2) Business Days prior to the meeting at which any of the matters described in Section 2.1 is to be considered a duly executed irrevocable proxy card in form and substance reasonably satisfactory to Parent directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.1. This proxy, if it becomes effective, is coupled with an interest, is given as an additional inducement of Parent to enter into the Merger Agreement and shall be irrevocable prior to the termination of this Agreement in accordance with Section 5.1, at which time any such proxy shall automatically terminate. The Stockholder (solely in its capacity as such) shall take such further actions or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy during the term of this Agreement. Parent may terminate this proxy with respect to any such Stockholder at any time at its sole election by written notice provided to such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Stockholder hereby represents and warrants to Parent, US Holdco and Merger Sub as follows:

3.1    Organization; Power; Authorization. If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Stockholder has all requisite power and authority to execute and deliver this Agreement, perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder are necessary to approve this Agreement or to consummate the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, US Holdco and Merger Sub, constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is an individual and is married and such Stockholder’s Covered Shares constitute community property under Applicable Law, this Agreement has been duly authorized (to the extent authorization is required), executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse.

3.2     Ownership. Unless Transferred pursuant to a Permitted Transfer, (a) such Stockholder’s Existing Shares are, and all of the Covered Shares Beneficially Owned by such Stockholder during the term of this Agreement will be, Beneficially Owned by such Stockholder and (b) such Stockholder has good and valid title to such Stockholder’s Existing Shares, free and clear of any Liens other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws, pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws or pursuant to agreements publicly filed by the Company with the SEC in its Annual Report on

Form 10-K for the year ended December 31, 2019. With respect to any outstanding Covered Shares of which the Stockholder is not the record owner, such lack of record ownership will not prevent or impair such Stockholder from complying with any obligation, agreement or covenant set forth herein. As of the date hereof, such Stockholder’s Existing Shares constitute all of the shares of Company Common Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by such Stockholder over which such Stockholder has sole voting power. Any shares of Company Common Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by the Stockholder and over which such Stockholder does not have sole voting power are covered by another voting and support agreement entered into on the date hereof by a Covered Stockholder. Unless Transferred pursuant to a Permitted Transfer and subject to the last sentence of Section 4.1, such Stockholder has and will have at all times during the term of this Agreement sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Existing Shares and with respect to all of the Covered Shares Beneficially Owned by such Stockholder and over which such Stockholder has sole voting power at all times during the term of this Agreement.

3.3    No Conflicts. The execution and delivery of this Agreement by the Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, (a) conflict with, or result in any violation or breach of, if applicable, any provision of the certificate of incorporation or bylaws of the Stockholder, (b) conflict with, or result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit to which such Stockholder or any of its Subsidiaries or Affiliates are entitled) under, or require a consent or waiver under, any of the terms, conditions or provisions of any material agreement or other instrument binding upon the Stockholder or any of its Subsidiaries or Affiliates or any of their respective properties or assets, (c) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its Subsidiaries or Affiliates or any of its or their respective properties or assets, or any other Applicable Law, or (d) result in the creation or imposition of any Lien on any of the Covered Shares, except in the case of clauses (b), (c) and (d) of this Section 3.3 for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, would not reasonably be expected to materially impair Stockholder’s ability to perform its obligations hereunder.

3.4    Required Filings and Consents. No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Stockholder or any of its Subsidiaries or Affiliates in connection with the execution and delivery of this Agreement by such Stockholder, except for the filings of any required reports with the SEC.

3.5    Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation whether civil, criminal, administrative or investigative pending and of which such Stockholder has been notified or, to such Stockholder’s knowledge, threatened, against such Stockholder or any of its Subsidiaries or Affiliates, in each case that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder. As of the date of this Agreement, there are no judgments, injunctions, rules orders or decrees of any arbitrator or Governmental Entity outstanding against such Stockholder or any of its Subsidiaries or Affiliates that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder.

3.6    Brokers. No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of such Stockholder or any of its Subsidiaries or Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Merger Agreement.

3.7    Reliance by Parent. The Stockholder understands and agrees that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations and warranties of such Stockholder contained herein. The Stockholder understands and agrees that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

ARTICLE IV

OTHER COVENANTS

4.1    Prohibition on Transfers; Other Actions. Until the earlier of (a) receipt of the Company Stockholder Approval and (b) termination of this Agreement in accordance with Section 5.1, the Stockholder agrees that it shall not (i) Transfer any of such Stockholder’s Covered Shares, Beneficial Ownership thereof or any other interest therein (including any voting power with respect thereto) unless such Transfer is a Permitted Transfer; (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (iii) take any action that would reasonably be expected to restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. The Stockholder shall not request that the Company or its transfer agent register the transfer of any Certificate or Book-Entry Shares representing any of such Stockholder’s Covered Shares save for any Permitted Transfer.

4.2    Adjustments. In the event of any change in the Company Common Stock by reason of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar change in capitalization, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3    No Solicitation.

(a)    Subject to the provisions of Section 5.2, during the Term, the Stockholder agrees that it shall, and shall use reasonable best efforts to cause each of its Affiliates and Representatives (to the extent that any such Representative is acting on behalf of the Stockholder): (i) to immediately cease and cause to be terminated any solicitation, knowing encouragement, discussions or negotiations with any Persons (other than Parent and its Subsidiaries (including US Holdco and Merger Sub) and their respective Representatives) that may be ongoing with respect to an Acquisition Proposal and (ii) not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal or (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of soliciting, initiating, knowingly encouraging or knowingly facilitating, an Acquisition Proposal. The Stockholder shall not, and shall cause its Subsidiaries not to, release any third party from, or waive, amend or modify any provision of, or grant permission under, or knowingly fail to enforce, any confidentiality obligations with respect to an Acquisition Proposal or similar matter or any standstill provision in any agreement to which such Stockholder or any of its Subsidiaries is a party. None of such Stockholder or its Subsidiaries shall enter into any confidentiality agreement or other agreement subsequent to the date hereof which prohibits such Stockholder or any of its Subsidiaries from (x) providing to Parent or any of its Affiliates or Representatives the information required to be provided pursuant to this Section 4.3 or (y) otherwise complying with this Section 4.3.

(b)    The Stockholder (solely in its capacity as a stockholder of the Company) shall, as promptly as practicable (and in any event within 24 hours after receipt), notify (orally and in writing) Parent in the event that such Stockholder or any of its Representatives (to the extent that any such Representative is acting on behalf of the Stockholder) receives an Acquisition Proposal or a request for information relating to the Company or its Subsidiaries that constitutes, contemplates or would reasonably be expected to result in an Acquisition Proposal, including summarizing in reasonable detail the nature, terms and conditions thereof. The Stockholder shall keep Parent reasonably informed, on a reasonably current basis, as to the status of (including any material developments, discussions or negotiations) such Acquisition Proposal received by such Stockholder in such capacity.

4.4    Notice of Acquisitions. The Stockholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) orally and in writing of the number of any additional shares of Company Common Stock or other securities of the Company of which such Stockholder acquires Beneficial Ownership on or after the date hereof.

4.5    Disclosure. Except as required by Applicable Law, the Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (which consent may be withheld in Parent’s sole discretion); provided that the Stockholder may disclose the terms of this Agreement and file a copy hereof in a Schedule 13D, or amendment thereto, filed with the SEC. The Stockholder consents to and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, the FCA or any other

Governmental Entity, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger Agreement and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of and interests in the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent or the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC, the FCA or any other Governmental Entity (provided that, solely with respect to any Parent press release which may include the name of the Stockholder, Parent shall use reasonable efforts to provide an advance copy of such press release to the Stockholder).

4.6    Further Assurances. From time to time, at Parent’s reasonable request and without further consideration, the Stockholder agrees to cooperate with Parent, at Parent’s expense, with respect to Parent’s or the Company’s or their respective Subsidiaries’ filings with Governmental Entities, to the extent relating to such Stockholder, and to execute and deliver such additional documents and reasonably cooperate in connection with such further actions as may be necessary or desirable to effect the actions contemplated by this Agreement and the Merger Agreement (as in effect as the date hereof and as amended other than by Fundamental Amendments); provided that, for the avoidance of doubt, this Section 4.6 shall not be interpreted to (i) transfer to the Stockholder the responsibility to prepare and/or file any application or other filing that would traditionally be filed by Parent, the Company or any of their respective Affiliates in connection with the transactions contemplated hereby or (ii) obligate the Stockholder to initiate or participate in litigation, make public statements, incur expense or incur any obligations or liabilities. The Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that the Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

ARTICLE V

MISCELLANEOUS

5.1    Termination. This Agreement shall remain in effect until the earlier to occur of, and shall be terminated upon the earliest to occur of, the following: (a) the Effective Time, (b) termination of the Merger Agreement in accordance with its terms, (c) a Company Board Recommendation Change solely on account of an Intervening Event, (d) any Fundamental Amendment, or (e) the mutual written consent of the parties; provided, however, that (x) this Article V and Section 2.1(b) shall survive any such termination and each shall remain in full force and effect, and (y) no party shall be relieved or released from any liability or damages arising from a breach of any provision of this Agreement arising prior to such termination.

5.2    No Agreement as Director or Officer; Stockholder Capacity. Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder (if an individual), or any individual who is an Affiliate, employee, representative, or designee of such Stockholder (if an entity) or any of its Affiliates in his or her capacity as a director or officer of the Company or any of its Subsidiaries from (a) acting or refraining from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter, including in exercising rights under the Merger Agreement, and no such actions or inaction shall be deemed a breach of this Agreement or (b) exercising the fiduciary duties of any Affiliate, employee, representative or designee of the Stockholder (if the Stockholder is an entity) or its Affiliates as an officer or director of the Company. It is understood that this Agreement shall apply to the Stockholder solely in such Stockholder’s capacity as a stockholder of the Company.

5.3    No Ownership Interest. The Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Stockholder’s Covered Shares shall remain vested in and belong to such Stockholder, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, US Holdco and Merger Sub, for purposes of Rule 13d-5(b)(1) of the 1934 Act or any other similar provision of Applicable Law.

5.4    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by electronic mail, in each case to the intended recipient as set forth below:

(a)    if to Parent, US Holdco or Merger Sub:

Learning Technologies Group plc

15 Fetter Lane

London EC4A 1BW, United Kingdom

Attn: Peter Gordon, Director of Mergers & Acquisitions

E-mail: peter.gordon@ltgplc.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, NY 10020

Attn: Jonathan Klein

 J.A. Glaccum

Email: jonathan.klein@us.dlapiper.com

 j.a.glaccum@us.dlapiper.com

and

(b)    if to the Stockholder, to the applicable address set forth on Schedule 1.B.

5.5    Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” are not limiting; (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “date hereof” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a Person are also to its permitted successors and assigns; (h) references to an “Article”, “Section”, “Recital”, “preamble”, “Annex”, “Exhibit” or “Schedule” refer to an Article, Section, Recital or preamble of, or an Annex, Exhibit or Schedule to, this Agreement; (i) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (j) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; and (k) except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or”. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

5.6    Counterparts. This Agreement may be executed in counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic mail.

5.7    Entire Agreement. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein, including the Merger Agreement) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in this Agreement.

5.8    Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

5.9    Remedies.

(a)    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

(b)    The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. The parties acknowledge and agree that (i) prior to the termination of this Agreement pursuant to Section 5.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity, and (ii) the right of specific enforcement of this Agreement is an integral part of the transactions contemplated by this Agreement, and without that right, none of Parent, US Holdco or Merger Sub would have entered into this Agreement.

5.10    Submission to Jurisdiction. Each of the parties hereto (a) irrevocably and unconditionally consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Litigation Division), or, if the subject matter of the action is one over which exclusive jurisdiction is vested in the courts of the United States of America, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto agrees that to the extent such party is not otherwise subject to service of process in the State of Delaware, as such party shall appoint and maintain an agent in the State of Delaware as such party’s agent for service of process. Either party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 5.4 (other than by e-mail). Nothing in this Section 5.10, however, shall affect the right of any Person to serve legal process in any other manner permitted by law.

5.11    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE

IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12    Amendment; Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment, modification or supplement hereto (as applicable), signed on behalf of each of the parties hereto.

5.13    Severability. Any term or provision (or part thereof) of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions (or parts thereof) hereof or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement (or part thereof) is invalid or unenforceable, the court making such determination shall have the power to limit the term or provision (or part thereof), to delete specific words or phrases, or to replace any invalid or unenforceable term or provision (or part thereof) with a term or provision (or part thereof) that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision (or part thereof) that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term (or part thereof).

5.14    Assignment; Third Party Beneficiaries. Other than to a transferee pursuant to a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, that without such consent, Parent may assign its rights under this Agreement to a wholly owned Subsidiary. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder.

5.15    Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

[Remainder of this page intentionally left blank]

Parent, US Holdco, Merger Sub and the Stockholder have executed this Agreement as of the date set forth in the initial caption of this Agreement.

LEARNING TECHNOLOGIES GROUP PLC

By:
Name:
Title:

LEARNING TECHNOLOGIES ACQUISITION CORPORATION

By:
Name:
Title:

GRAVITY MERGER SUB, INC.

By:
Name:
Title:

[Signature Page to Voting and Supporting Agreement]

Parent, US Holdco, Merger Sub and the Stockholder have executed this Agreement as of the date set forth in the initial caption of this Agreement.

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Voting and Supporting Agreement]

SCHEDULE 1

A.    OWNERSHIP OF EXISTING SHARES

Record Owner	Number of Existing Shares of Company Common Stock
[●]	[●]

B.    ADDRESS

[Stockholder]

[Address]

[E-mail]